UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2006

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On August 29, 2006, Vista Gold Corp. (the “Company”) filed a shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission which, when effective, will permit the Company, from time to time, to offer and sell up to 4 million common shares.  Also on that date, the Company issued a press release reporting that it had filed the foregoing registration statement.  The press release is furnished as Exhibit 99.1 and is attached hereto.  As reported in the press release, although the Company currently has no commitments sell common shares under the registration statement, the Company anticipates that some or all of the registered shares will be issued to raise proceeds of $25-32 million, of which approximately $25 million is to be invested in a company to be spun-off by the Company.  The anticipated proceeds range represents a change from the anticipated proceeds reported in Company’s press release issued on August 15, 2006 relating to the proposed registration for offering of common shares including shares then anticipated to be issued to raise approximately $25 million.

The proposed spin-off transaction was previously announced in the Company’s press release dated July 10, 2006 and Form 8-K filed with the Commission on July 12, 2006 (as amended by Forms 8-K/A filed on August 16, 2006 and August 25, 2006), which set forth terms of a letter of intent (as amended) with respect to the transaction.

A registration statement relating to these securities has been filed with the Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  Any offering of securities covered by the registration statement will be made only by means of a prospectus and related prospectus supplement.  When available, copies of the prospectus and related prospectus supplement may be obtained from the Company.  Neither this Form 8-K nor any of the documents referenced herein constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the Securities Act of 1933, as amended, and applicable securities laws of any such state or jurisdiction.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1                                    Press Release of Vista Gold Corp. dated August 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: August 30, 2006